UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

First Financial Bancorp

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! FIRST FINANCIAL BANCORP. You invested in FIRST FINANCIAL BANCORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2022. Vote Virtually at the Meeting* May 24, 2022 10:00 a.m., Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D76605-P69397 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: www.virtualshareholdermeeting.com/ffbc22 Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone. FIRST FINANCIAL BANCORP. 255 E. FIFTH STREET, 29TH FLOOR CINCINNATI, OH 45202 2022 Annual Meeting Vote by 11:59 p.m. May 23, 2022 for shares held directly and 11:59 p.m. May 19, 2022 for shares held in the FFBC 401k Plan.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D76606-P69397 01) W illiam G. Barron 02) V incent A. Berta 03) Cynthia O. Booth 04) Ar chie M. Brown 05) Claude E. Davis 06) Corinne R. Finnerty 07) Susan L. Knust 08) W illiam J. Kramer 09) Thomas M. O’Brien 10) Maribeth S. Rahe 11) Gary W. Warzala 1. Election of Directors Nominees: 2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2022. 3. Advisory (non-binding) vote on the compensation of the Company’s executive officers. NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof. For For For